SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2003

HALL, KINION & ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22869	77-0337705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

75 Rowland Way, Suite 200, Novato, California	94945
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 895 - 2200

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued October 29, 2003

Item 12.	Results of Operations and Financial Condition

On October 29, 2003, Hall, Kinion & Associates, Inc., a Delaware corporation (the “Company”), announced its 2003 third quarter and first nine months of 2003 financial results. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The press release attached as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than “historic.” The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2002 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL, KINION & ASSOCIATES, INC.

By:	/s/ MARTIN KROPELNICKI

Name:	Martin Kropelnicki
Title:	Vice President and Chief Financial Officer

Dated as of October 29, 2003

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued October 29, 2003